INCOME TAXES	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
INCOME TAXES

	June 30, 2011	December 31, 2010
Deferred tax assets
Net operating loss carry forwards	$3,938,625	$3,903,750

Gross deferred tax assets	$1,378,519	$1,366,313
Less – Valuation allowance	($1,378,519)	($1,366,313)

Net deferred tax assets	$ --	$ --

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance. The Company has evaluated its tax positions in accordance with the accounting standard requiring disclosure of uncertain tax positions. The Company has no uncertain tax positions to disclose.